Exhibit 99.3

TITAN ENVIRONMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

AS OF MARCH 31, 2024

(UNAUDITED)

On January 12, 2024, Titan Environmental Solutions Inc. (the “Company”, “TESI”), through its wholly-owned subsidiary, Titan Trucking, LLC, entered into a Membership Interest Purchase Agreement with Domonic Campo and Sharon Campo (the “Sellers”), and Standard Waste Services, LLC (“Standard”). The Membership Interest Purchase Agreement was amended on February 21, 2024, May 20, 2024 and on May 30, 2024. The transaction closed on May 31, 2024. Together with the amendments, the Membership Interest Purchase Agreement is referred to herein as the “Standard Purchase Agreement.” Pursuant to the terms of the Standard Purchase Agreement, the Company’s subsidiary, Titan Trucking, LLC, purchased ownership of all the outstanding membership interests of Standard (the “Standard Acquisition”). In exchange, the Company issued the Sellers 612,000 shares of the Company’s Series A Preferred Stock, issued to the Sellers debt instruments with a total principal value of $2,859,898, and paid cash consideration of $4,652,500 (inclusive of a $652,500 closing deposit).

The Company also signed a Guaranty Fee Agreement (the “Guaranty Agreement”) with Charles B Rizzo (“Rizzo”) whereby Rizzo agreed to guarantee the Company’s payment of the debt instruments with a total principal value of $2,859,898 issued to the Sellers and the payment of certain debts owed to the Sellers by the Company as a result of the Standard Purchase Agreement. In exchange, the Company issued Rizzo’s designee 215,000 shares of the Company’s Series A Preferred Stock. Additionally, Dominic Campo and Sharon Campo each signed a consulting agreement (the “Standard Consulting Agreements”) with the Company.

The cash consideration paid to the Sellers for the Standard Acquisition was funded through the sale of Series B Preferred Stock and warrants (the “Acquisition Financing”). The Company sold 422,200 shares of its Series B Preferred Stock and 42,220,000 warrants in exchange for consideration of $4,222,000, net of $290,390 of placement and legal fees. Additionally, the Company funded the Standard Acquisition by issuing a series of note payables (the “Closing Notes”) with an aggregate principal amount of $590,000, which were subsequently exchanged for Series B Preferred Stock and Warrants.

The Standard Acquisition was accounted for as a business combination acquisition with the Company as the accounting acquiror of Standard. The Company, as the accounting acquirer, recorded the assets and liabilities of Standard at their fair values as of the acquisition date. The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2023 and for the three months ended March 31, 2024 is based on the historical consolidated financial statements of the Company and the historical financial statements of Standard.

The transaction accounting adjustments consist of those necessary to account for the Standard Acquisition. The unaudited pro forma condensed combined statement of financial position as of March 31, 2024, gives effect to the Standard Purchase Agreement, the Guaranty Agreement, the Standard Consulting Agreements, the Acquisition Financing, and the Closing Notes as if the transactions had occurred on March 31, 2024, and includes all adjustments necessary to reflect the application of acquisition accounting for the Standard Acquisition. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023, and the three months ended March 31, 2024, give effect to the Standard Purchase Agreement, the Guaranty Agreement, the Standard Consulting Agreements, the Acquisition Financing, and the Closing Notes as if they had occurred on January 1, 2023 and includes all adjustments necessary to reflect the application of acquisition accounting for the Standard Acquisition.

The unaudited pro forma condensed combined financial information does not give effect to any cost savings, operating synergies or revenue synergies that may result from the Standard Acquisition or the costs to achieve any synergies.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X, and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Standard Acquisition been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed combined financial statements reflect management’s preliminary estimates of the fair value of purchase consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the Standard Acquisition. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of the fair value of warrants and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Standard Acquisition, and should be read in conjunction with the following:

i.	The audited financial statements of Standard as of and for the years ended December 31, 2023 and 2022;
ii.	The audited consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022; as filed with the Securities and Exchange Commission on April 15, 2024, included herein by reference.
iii.	The unaudited financial statements of the Company as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023; as filed with the Securities and Exchange Commission on May 15, 2024, included herein by reference.
iv.	The unaudited financial statements of Standard as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023.

TITAN ENVIRONMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

MARCH 31, 2024

(UNAUDITED)

	AS OF MARCH 31, 2024
			Transaction
	Historical	Historical	Accounting		Pro Forma
	TESI	Standard	Adjustments		Combined
ASSETS
Current Assets:
Cash and cash equivalents	$3,427	$9,545	$3,931,610	(A)	$534,582
	-		(4,000,000	)(B)
			590,000	(F)
Accounts receivable, net	934,880	1,284,899	(6,514	)(B)	2,213,265
Prepaid expenses and other current assets	218,957	-	-		218,957
Employee loans	-	1,500	-		1,500
Inventory	219,919	-	-		219,919
Total Current Assets	1,377,183	1,295,944	515,096		3,188,223
Property and equipment, net	6,402,837	5,318,328			11,721,165
Other assets	668,168	12,900	(652,500	)(B)	28,568
Goodwill and intangible assets, net	12,978,836	412,800	(412,800	)(B)	26,916,014
			13,930,664	(B)
			6,514	(B)
Right-of-use asset	1,480,770	322,037	(14,415	)(B)	1,788,392
TOTAL ASSETS	$22,907,794	$7,362,009	$13,372,559		$43,642,362

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
LIABILITIES
Current Liabilities:
Accounts payable and accrued expenses	$5,216,118	$874,452	$-		6,090,570
Customer deposits	523,814	-	-		523,814
Accrued payroll and related taxes	160,608	44,289	-		204,897
Convertible notes payable	2,983,767	-	-		2,983,767
Convertible notes payable - related parties	749,520	-	-		749,520
Notes payable	3,558,582	942,738	500,000	(B)	4,741,320
			(500,000	)(C)
			240,000	(F)
Notes payable - related parties	861,000	-	350,000	(F)	1,211,000
Operating lease liability, current	397,497	91,828	(23,751	)(B)	465,574
Finance lease liability, current	-	28,650	4,755	(B)	33,405
Shares to be issued	50,000	-			50,000
Total Current Liabilities	14,500,906	1,981,957	571,004		17,053,867
Notes payable, net of current portion	2,743,512	2,507,863	2,359,898	(B)	5,101,273
			(2,510,000	)(C)
Notes payable, net of current portion - related parties	537,470	-			537,470
Convertible notes payable, net of current portion	176,965	-			176,965
Convertible notes payable, net of current portion - related parties	59,023	-			59,023
Operating lease liability, net of current portion	1,199,536	243,876	(4,331	)(B)	1,439,081
Finance lease liability, net of current portion	-	75,256	(565	)(B)	74,691
Total Liabilities	19,217,412	4,808,952	416,006		24,442,370

MEZZANINE EQUITY
Titan:
Preferred stock, series B	-	-	42	(A)	5,488,642
			5,488,600	(A)
STOCKHOLDERS’ EQUITY
Titan:
Preferred stock, series A	63	-	61	(B)	146
			22	(C)
Common stock	2,539	-			2,539
Additional paid-in capital	156,889,062	-	4,221,958	(A)	166,909,947
		-	8,567,939	(B)
			3,009,978	(C)
			(5,488,600	)(A)
			(290,390	)(A)
Accumulated deficit	(153,201,282)	-			(153,201,282)

Members’ Equity	-	2,553,057	(2,553,057	)(G)	-

Total Stockholders’/Members’ Equity	3,690,382	2,553,057	12,956,553		19,199,992
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$22,907,794	$7,362,009	$13,372,559		$43,642,362

TITAN ENVIRONMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2024

(UNAUDITED)

			Transaction
	Historical	Historical	Accounting		Pro Forma
	TESI	Standard	Adjustments		Combined

REVENUE	$1,755,750	$2,304,226			4,059,976
COST OF REVENUES	1,623,156	1,612,136			3,235,292
GROSS PROFIT	132,594	692,090	-		824,684

OPERATING EXPENSES
Salaries and salary related costs	487,031	-	(19,526)	(E)	467,505
Professional fees	873,439	-	31,250	(D)	974,689
			70,000	(D)
Depreciation and amortization	192,867	-			192,867
General and administrative expenses	401,640	435,035			836,675
Total operating expenses	1,954,977	435,035	81,724		2,471,736

OPERATING (LOSS) INCOME	(1,822,383)	257,055	(81,724)		(1,647,052)

OTHER (EXPENSE) INCOME:
Change in fair value of derivative liability	17,500	-			17,500
Interest expense, net of interest income	(510,454)	(65,487)	(98,987)	(B)	(1,185,182)
			(510,254)	(C)
Other income (expense), net	56,393	-			56,393
Total other (expense) income, net	(436,561)	(65,487)	(609,241)		(1,111,289)

Provision for income taxes					-
Net (loss) income	(2,258,944)	191,568	(690,965)		(2,758,341)

Deemed dividend	(862,289)	-	-		(862,289)
Net income (loss) available to common stockholders	(3,121,233)	191,568	(690,965)		(3,620,630)

Net loss per share
Basic and diluted	(0.01)	N/A			(0.02)

Weighted-average common shares outstanding
Basic and diluted	222,067,042	N/A			222,067,042

TITAN ENVIRONMENTAL SOLUTIONS INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

(UNAUDITED)

			Transaction
	Historical	Historical	Accounting			Pro Forma
	TESI	Standard	Adjustments			Combined

REVENUE	$7,624,584	$9,643,074				17,267,658
COST OF REVENUES	6,503,135	6,552,612				13,055,747
GROSS PROFIT	1,121,449	3,090,462	-			4,211,911

OPERATING EXPENSES
Salaries and salary related costs	1,720,492					1,720,492
Stock-based compensation	5,590,486		(73,639)		(E)	5,516,847
Professional fees	3,146,692		125,000		(D)	3,551,692
			280,000		(D)
Depreciation and amortization	505,434	-				505,434
General and administrative expenses	1,074,634	2,093,841				3,168,475
Goodwill impairment	20,364,001	-				20,364,001
Total operating expenses	32,401,739	2,093,841	331,361			34,826,941

OPERATING (LOSS) INCOME	(31,280,290)	996,621	(331,361)			(30,615,030)

OTHER (EXPENSE) INCOME:
Change in fair value of derivative liability	41,670					41,670
Interest expense, net of interest income	(1,380,122)	(266,604)	(324,486)		(B)	(3,320,450)
			(8,476)		(B)
			(15,219)		(F)
			(1,325,542)		(C)
Gain on forgiveness of note payable	91,803	-				91,803
Other income (expense), net	113,212	-				113,212
Loss on extinguishment of debt and issuance of common share rights	(116,591,322)	-				(116,591,322)
Gain on issuance of warrants
Total other (expense) income, net	(117,724,759)	(266,604)	(1,673,724)			(119,665,087)

Provision for income taxes	-	-				-
Net (loss) income	(149,005,049)	730,017	(2,005,085)			(150,280,117)

Deemed dividend	(1,075,000)	-	(4,307,589	)(A)		(5,382,589)
Net income (loss) available to common stockholders	(150,080,049)	730,017	(6,312,674)			(155,662,706)

Net loss per share
Basic and diluted	(0.88)	N/A				(0.91)

Weighted-average common shares outstanding
Basic and diluted	170,715,695	N/A				170,715,695

TITAN ENVIRONMENTAL SOLUTIONS INC.NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

MARCH 31, 2024 AND DECEMBER 31, 2023

(UNAUDITED)

NOTE 1 — BASIS OF PRO FORMA PRESENTATION

The accompanying unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Standard Purchase Agreement, the Guaranty Agreement, the Standard Consulting Agreements, the Acquisition Financing, and the Closing Notes (the “Acquisition Transactions”) and have been prepared for informational purposes only.

The unaudited pro-forma condensed combined balance sheet as of March 31, 2024, assumes that the Acquisition Transactions occurred on March 31, 2024. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2024 and for the year ended December 31, 2023 assume that the Acquisition Transactions occurred on January 1, 2023.

Management has made significant estimates and assumptions in its determination of the transaction accounting adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Titan Merger.

The transaction accounting adjustments reflecting the completion of the Acquisition Transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited transaction accounting adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the transaction accounting adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Acquisition Transactions based on information available to management at the current time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

In accordance with ASC 805 – Business Combinations, the Standard Acquisition was accounted for as a business combination with Titan being deemed the accounting acquirer of Standard.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position of the Company would have been had the acquisition taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Titan.

NOTE 2 —ACCOUNTING POLICIES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial statements do not reflect any differences in accounting policies. The Company has completed the review of Standard’s accounting policies and has concluded that differences between the accounting policies of the two companies are not material.

NOTE 3 — TRANSACTION ACCOUNTING ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited condensed combined pro forma statements of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 are as follows:

A.	Acquisition Financing

The pro forma condensed combined financial statements include the effects of the financing transaction entered into in order to secure enough funds to close the acquisition of Standard. The Company recorded the issuance of 422,200 shares of redeemable convertible Series B Preferred Stock and Warrants to purchase an aggregate of 42,220,000 shares of Common Stock for an aggregate purchase price of $4,222,000, less $290,390 in offering costs for net proceeds of $3,931,610. Par value of the convertible Series B Preferred Stock was recorded at $42. In addition to the $290,390 of offering costs the Company also issued 8,440,000 placement agent warrants. The warrants were analyzed to be equity warrants and therefore classified within equity. The redeemable convertible preferred series B shares and the warrants were allocated value based on the relative value of the financing, redeemable convertible Series B was $1,568,895 and warrants were $2,653,105.

In connection with the issuance, the Company entered into a Registration Rights Agreement whereby the Company agreed to file a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants within 20 calendar days of the earlier of (i) the date of the consummation of the listing of the Common Stock on any of the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Cboe or their respective successors and (ii) the six-month anniversary of the Registration Rights Agreement (the “Trigger Date”). The Company agreed to use its best efforts to have the registration statement declared “effective” within 60 calendar days from the Trigger Date.

The Company determined the redeemable convertible Series B Preferred Stock is classified as temporary mezzanine equity because redemption could be required at (1) a fixed or determinable date, (2) at the option of the holder, and (3) upon occurrence of a contingent event. The redemption feature is initially recorded at fair value and will be accreted to redemption value. The Company valued the redemption feature at fair value based on the present value of future cash flows using the following assumptions, (1) term of 1.17 years, (2) dividend rate of 10%, (2) effective interest rate of 8.12%, (3) and redemption value of $5,488,600.   Accretion was recorded to reflect the fair value of the Convertible Series B Preferred Stock for the three months ending March 31, 2024 and year ending December 31, 2023 for $0 and $4,307,589, respectively. Accretion was recorded as a debit to additional paid in capital and credit to the Series B Preferred Stock.

B.	Effect of Standard Waste Services, LLC Business Combination (“Standard Acquisition”)

In accordance with ASC 805 – Business Combinations, the Standard Acquisition was accounted for as a business combination with the Company being deemed the accounting acquirer of Standard. The Company, as the accounting acquirer, recorded the assets and liabilities of Standard at their fair values as of the acquisition date.

The Company was deemed to be the accounting acquirer based on the following facts and circumstances: (1) the Company’s owners owned approximately 75% of the voting interests of the combined company immediately following the transaction; (2) the governing body of the combined entity (the Board of Directors) is composed of the same individuals as the pre-combination company; (3) the senior management of the Company did not change as a result of the Standard Acquisition. The Company paid a combined $4,652,500, which was broken out as $4,000,000 in cash and $652,500 in a cash deposit. In addition, two note payables were issued in the amounts of $2,359,898 and $500,000, respectively. As a result of the transaction there was $13,930,664 of goodwill recorded related to the acquisition, $6,514 of goodwill was recorded due to adjustment of accounts receivable and $412,800 of goodwill was extinguished which was previously on the acquiree’s books. Lastly, 612,000 shares of Series A Preferred Stock, with an estimate fair value of $8,568,000 ($61 allocated par value and $8,567,939 allocated to additional paid in capital) was issued as consideration related to the acquisition of Standard.

The Company assumed an operating lease and finance lease, which were remeasured as of May 31, 2024. Related to the operating lease the right-of-use asset was decreased by $14,415. The short term and long-term lease liability was decreased by $23,751 and $4,331, respectively. The finance lease liability was adjusted by approximately $4,755 and $565 due to the remeasurement related to the acquisition of Standard.

This entry was made to record the accounts receivable balance at fair value. The company has evaluated the Standard accounts receivable and allowance for doubtful accounts and determined that an estimated loss rate of 1% or $6,514 for all other receivables is appropriate. This entry was made to record the accounts receivable balance at fair value.

Interest expense related to notes payable of $98,987 and $324,486 was recorded for the three months ended March 31, 2024 and year ended December 31, 2023, respectively. Additional interest incurred was recorded for $8,476 as of the year ended December 31, 2023.

The Company accounted for the Titan Merger as a business combination using acquisition accounting. The purchase consideration is as follows:

March 31, 2024
Cash	$4,000,000
Closing Deposit (Prepaid Cash)	652,500
Long-Term Note Payable	2,359,898
Promissory Note	500,000
Series A Preferred Stock (612,000 shares)	8,568,000

Total purchase consideration	$16,080,398

The Company recorded all of its tangible and intangible assets and its liabilities at their preliminary estimated fair values on the acquisition date. The following represents the allocation of the estimated purchase consideration as if the transaction had occurred on March 31, 2024:

March 31, 2024
Assets acquired
Cash	9,545
Accounts receivable, net	1,284,899
Employee loans	1,500
Property and equipment, net	5,318,328
Security deposit	12,900
Goodwill and intangible assets	13,930,664
Right-of-use asset	307,622
20,865,458

Liabilities assumed:
Accounts payable	874,452
Accrued expenses	44,289
Current portion of operating lease liability	68,077
Current portion of finance lease liability	33,405
Current portion of notes payable	942,738
Operating lease liability, net of current portion	239,545
Finance lease liability, net of current portion	74,691
Notes payable	2,507,863
4,785,060

Net fair value of assets acquired (liabilities assumed)	16,080,398

C.	Effect of the Guaranty Agreement

The pro forma financial statements include the effects of the 215,000 shares of the Company’s Series A Preferred Stock related to a Guarantee Fee Agreement pursuant to which certain outstanding indebtedness owed by the Company to the sellers of Standard is guaranteed. Pursuant to the Guarantee Fee Agreement, Charles B. Rizzo shall personally guarantee the obligations of Standard and the Company. In exchange for providing the guarantees, the Company agreed to provide compensation consisting of a deposit fee, a guarantee fee, and an annual fee. The guarantee fee consists of 15,000,000 shares of common stock or the equivalent shares of Series A Preferred Stock, and the deposit fee consists of 6,500,000 shares of common stock or the equivalent shares of Series Preferred Stock. The total value of the 215,000 shares of Series A Preferred Stock issued as of March 31, 2024 and January 1, 2023 was $3,010,000. Related to March 31, 2024 and December 31, 2023 the guaranteed fee was recorded as a debt issuance cost of $3,010,000. Amortization expense for the three months ended March 31, 2024 and year ended December 31, 2023 was $510,254 and $1,325,542, respectively.

D.	Standard Consulting Agreements

The Company engaged the Sellers for consulting services in the period following the Standard Acquisition. Dominic Campo and Sharon Campo each signed a consulting agreement (the “Standard Consulting Agreements”) with the Company.

The first consulting agreement is effective as of May 20, 2024, and has a term of five years. Commencing on June 1, 2024, and in exchange for consulting services provided, the consultant is to receive a monthly retainer of $23,333. In the event that the consultant meets their demise during the term of the agreement, the retainer shall be reduced to $11,667 per month. The pro forma condensed combined statement of operations for the year ended December 31, 2023 and the three months ended March 31, 2024 recognize consulting expenses from the first consulting agreement of $280,000 and $70,000, respectively.

The second consulting agreement is effective as of June 4, 2024, and has a term of five years. Commencing on June 4, 2024, and in exchange for consulting services provided, the consultant is to receive a monthly retainer of $10,417 ($125,000 annually). The pro forma condensed combined statement of operations for the year ended December 31, 2023 and the three months ended March 31, 2024 recognize consulting expenses from the second consulting agreement of $125,000 and $31,250, respectively.

E.	Effect of the Standard Acquisition on Salaries and Salary Related Costs

As a result of the Standard Acquisition, Standard had a reduction in headcount that resulted in decreased salary and salary related expenses. This effect is reflected in the pro forma condensed combined statement of operations for the year ended December 31, 2023 and three months ended March 31, 2024 as $73,639 and $19,526, respectively.

F.	The Closing Notes

The Company partially funded the cash consideration for the Standard Acquisition by issuing a series of note payables (the “Closing Notes”) with an aggregate principal amount of $590,000. Information related to these note payables is shown below.

	Effective Date	Maturity Date	Interest Rate	Principal
Note Payables				$
Lender A – Closing Note #1	5/30/2024	9/30/2024	10%		50,000
Lender A – Closing Note #2	5/31/2024	6/7/2024	10%		100,000
Lender A – Closing Note #3	6/7/2024	9/30/2024	10%		90,000
					$240,000

Related Party Note Payables
Lender B – Closing Note #4	5/30/2024	9/30/2024	10%		$200,000
Lender C – Closing Note #5	5/30/2024	6/28/2024	10%		50,000
Lender D – Closing Note #6	5/30/2024	9/30/2024	10%		100,000
					$350,000

The pro forma statement of operations for the year ended December 31, 2023, recognizes interest expense from the Closing Notes of $15,219, which assumes the repayments of the notes based on their contractual terms.

G.	Elimination of the Historical Members’ Equity Balance of Standard

The pro forma financial statements account for the Standard Acquisition as a business combination in accordance with ASC 805 - Business Combinations, with the Company treated as the accounting acquirer and Standard treated as the accounting acquiree. As the accounting acquiree, Standard’s legal capital of $2,553,057 was eliminated and the Company has acquired Standard’s assets and assumed Standard’s liabilities. Therefore, the transaction adjustment eliminates the historical Members’ Equity balance of Standard.

NOTE 3 — PRO FORMA NET LOSS PER SHARE

The pro forma basic and diluted net loss per share amounts were calculated using the Company’s historical weighted average common shares outstanding for the three months ended March 31, 2024 and the year ended December 31, 2023. The following table presents the computation of pro forma basic and diluted net loss per share:

	March 31,	December 31,
	2024	2023
Numerator:
Pro forma net loss	$(3,620,630)	$(155,662,706)
Denominator:
Weighted average common shares outstanding (basic and diluted)	222,067,042	170,715,695
Pro forma basic and diluted net loss per share	$(0.02)	$(0.91)

NOTE 4 — INCOME TAXES

The pro forma condensed combined financial statements do not include an income tax provision as it is more likely than not that the Company will not be able to utilize the loss carry forwards. Titan Environmental Solutions Inc. is subject to income taxation in the U.S. federal tax jurisdiction and various state tax jurisdictions. The Company and its U.S. subsidiaries file a consolidated federal income tax return and is taxed as a C-Corporation, whereby it is subject to federal and state income taxes.